                                                                    Exhibit 99.1

                             SUBJECT TO REVISION
                  SERIES TERM SHEET DATED FEBRUARY 23, 1998

                DISCOVER(R) CARD MASTER TRUST I, SERIES 1998-2
       $500,000,000 ___% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES
        $26,316,000 ___% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES

                           GREENWOOD TRUST COMPANY
                     MASTER SERVICER, SERVICER AND SELLER

     THE INVESTOR CERTIFICATES REPRESENT FRACTIONAL UNDIVIDED INTERESTS IN THE DISCOVER CARD MASTER TRUST I (THE "TRUST") AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF GREENWOOD TRUST COMPANY ("GREENWOOD"). NEITHER THE INVESTOR CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE SERIES 1998-2 INVESTOR CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE SERIES 1998-2 INVESTOR CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. INFORMATION REGARDING PAST PERFORMANCE CONTAINED HEREIN IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. PRICE AND AVAILABILITY OF THE SERIES 1998-2 INVESTOR CERTIFICATES ARE SUBJECT TO CHANGE WITHOUT NOTICE.

     THIS SERIES TERM SHEET HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES AND IS NOT AN OFFER TO BUY OR SELL OR THE SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. THERE SHALL BE NO OFFER, SOLICITATION OR SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 1998-2 INVESTOR CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS AND OTHERS ASSOCIATED WITH THEM MAY HAVE POSITIONS IN, AND MAY EFFECT TRANSACTIONS IN, SECURITIES AND INSTRUMENTS OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM OR SEEK TO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.

MORGAN STANLEY DEAN WITTER
     FIRST CHICAGO CAPITAL MARKETS, INC.
           FIRST UNION CAPITAL MARKETS CORP.
                 NATIONSBANC MONTGOMERY SECURITIES LLC

     NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-2 Supplement to the Pooling and Servicing Agreement, dated as of October 1, 1993, as amended, between Greenwood and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee (the "Series Supplement").


TITLE OF SECURITIES ....................  Discover Card Master Trust I, Series 1998-2 ___% Class A Credit Card Pass-Through
                                          Certificates (the "Class A Certificates") and Discover Card Master Trust I, Series 1998-2
                                          ___% Class B Credit Card Pass-Through Certificates (the "Class B Certificates," and
                                          together with the Class A Certificates, the "Investor Certificates").

INTEREST ON INVESTOR CERTIFICATES ......  Class A Certificates:   ____% per annum.

                                          Class B Certificates:  ____% per annum.

                                          Interest on the Investor Certificates will be calculated on the basis of a 360-day year of twelve 30-day months; payable on the 15th day of each March and September (or, if such day is not a business day, the next succeeding business day), commencing in September 1998 (or monthly under certain circumstances).

PRINCIPAL ON INVESTOR CERTIFICATES .....  The principal of the Class A Certificates and the Class B Certificates is scheduled to be paid on the Class A Expected Final Payment Date and the Class B Expected Final Payment
                                          Date, respectively, but may be paid earlier or later, or monthly, under certain circumstances.

SERIES CUT-OFF DATE ....................  March 1, 1998.

CLASS A EXPECTED FINAL PAYMENT DATE ....  The Distribution Date in March 2001.

                                          "Distribution Date" will mean the 15th calendar day of each month, or if such day is not a business day, the next succeeding business day, commencing in March 1998.

CLASS B EXPECTED FINAL PAYMENT DATE ....  The Distribution Date in April 2001.

SERIES TERMINATION DATE ................  The first Business Day following the Distribution Date in September 2003.

SUBORDINATION OF CLASS B CERTIFICATES ..  The Class B Certificates are subordinated in right of payment to the Class A Certificates, to the extent of the Available Subordinated Amount at the time any such subordinated payment is made.

AVAILABLE SUBORDINATED AMOUNT ..........  Initially $44,736,860, which may be reduced, reinstated or increased from time to time.
                                          The Available Subordinated Amount will be increased following an Effective Alternative
                                          Credit Support Election (as defined below) by $26,315,800.

                                          "Effective Alternative Credit Support Election" will mean an effective election made by
                                          Greenwood under the terms of the Series Supplement to increase the amount on deposit in the Credit Enhancement Account (as defined below in Credit Enhancement).

CREDIT ENHANCEMENT .....................  Credit Enhancement initially will consist solely of a cash collateral account for the exclusive direct benefit of the holders of the Class B Certificates (the "Credit
                                          Enhancement Account").

                                          The initial amount of the Credit Enhancement is $21,052,640.  The maximum amount of Credit
                                          Enhancement as of any Distribution Date will be the greater of (i) $5,263,160 and (ii) (x)
                                          if a Supplemental Credit Enhancement Event (as defined below) has not occurred, an amount equal to 4.0% of the Series Investor Interest (as defined below) as of the last day of the related Due Period (as defined below) or (y) if a Supplemental Credit Enhancement Event has occurred, an amount equal to 5.0% of the Series Investor Interest as of the last day of the related Due Period (or, following an Effective Alternative Credit Support Election, the greater of $5,263,160 and an amount equal to 8.5% of the Series Investor Interest as of the last day of the related Due Period), subject to certain conditions and limitations.

                                          "Supplemental Credit Enhancement Event" will occur the first time the long-term debt or deposit rating of Greenwood (or an additional seller, if any) is withdrawn or reduced below BBB - by Standard & Poor's Ratings Services.

                                          "Series Investor Interest" will mean $526,316,000 minus (i) the aggregate amount on deposit with respect to principal collections for the benefit of holders of the Class A
                                          Certificates and Class B Certificates (after giving effect to losses of principal on investments of funds), (ii) the aggregate amount of principal paid to holders of the Class
                                          A Certificates and Class B Certificates and (iii) the aggregate amount of unreimbursed investor losses resulting from accounts in which the receivables have been charged-off as uncollectible (after giving effect to all provisions in the Series Supplement to reimburse such charged-off amounts).

                                          "Due Period" will mean, with respect to any Distribution Date, the calendar month next preceding the calendar month in which such Distribution Date occurs.

THE RECEIVABLES ........................  The receivables in the Accounts (as defined below) as of February 1, 1998 totaled
                                          $20,329,420,411.31.

GROUP EXCESS SPREAD ....................  The Investor Certificates initially will be included in the "Group One" group of series.
                                          The three-month rolling average Group Excess Spread Percentage (as defined below) for
                                          Group One has declined from 4.20% for the Distribution Date in February 1997 to 2.44% for
                                          the Distribution Date in February 1998, primarily as a result of increases in the amount of receivables which have been charged-off as uncollectible.

                                          "Group Excess Spread Percentage" for any Distribution Date is a percentage calculated by multiplying (i) an amount for all series in Group One equal to  (a) the sum of finance charge collections, investment income and other collections allocable to each such series, minus (b) the sum of certificate interest and certain fees payable with respect to each such series and the amount of receivables allocable to each such series which have been charged-off as uncollectible, by (ii) twelve, and then dividing the product by an amount equal to the sum of all investor interests for each series in Group One (in each case for the Distribution Date).

RATING OF THE INVESTOR CERTIFICATES ....  It is a condition of issuance that the Class A Certificates be rated in the highest rating category and that the Class B Certificates be rated at least "A" or the equivalent by
                                          Moody's Investors Service and Standard & Poor's Ratings Services.

ERISA CONSIDERATIONS ...................  It is expected that the assets of an ERISA plan that invests in the Class A Certificates would not be deemed to include an interest in the assets of the Trust.  The Class B
                                          Certificates may not be acquired by any employee benefit plan that is subject to ERISA.

LISTING ................................  Application will be made to list the Investor Certificates on the Luxembourg Stock
                                          Exchange.



                          COMPOSITION OF THE ACCOUNTS

     Information concerning the composition of the accounts from which receivables are included in the Trust (the "Accounts") is set forth below.

     GEOGRAPHIC DISTRIBUTION. As of February 1, 1998, the five states with the largest receivables balances were as follows:



            STATE                              PERCENTAGE OF TOTAL RECEIVABLES
            -----                                  BALANCE IN THE ACCOUNTS
                                               -------------------------------
            California                                     11.7%
            Texas............................               9.3%
            New York.........................               6.8%
            Florida..........................               5.9%
            Illinois.........................               4.8%

     CREDIT LIMIT INFORMATION. Credit limit information as of February 1, 1998 with respect to the Accounts is as follows:


                                                        PERCENTAGE
                                          RECEIVABLES    OF TOTAL
                                          OUTSTANDING   RECEIVABLES
CREDIT LIMIT                                (000'S)     OUTSTANDING
------------                              ------------  -----------
Less than or equal to $1,000.00........       $396,698         2.0%
$1,000.01 to $2,000.00.................     $3,043,478        15.0%
$2,000.01 to $3,000.00.................     $3,086,091        15.2%
Over $3,000.00.........................    $13,803,153        67.8%
                                          ------------  -----------
Total..................................    $20,329,420       100.0%
                                          ============  ===========

     SEASONING. As of February 1, 1998, 82.5% of the Accounts were at least 24 months old. The distribution of the age of Accounts as of February 1, 1998 was as follows:


                                          PERCENTAGE   PERCENTAGE
AGE OF ACCOUNTS                           OF ACCOUNTS  OF BALANCES
---------------                           -----------  -----------
Less than 12 Months...................           5.5%      4.6%
12 to 23 Months.......................          12.0%     12.6%
24 to 35 Months.......................          15.3%     16.2%
36 Months and Greater.................          67.2%     66.6%
                                          -----------  -----------
                                               100.0%    100.0%
                                          ===========  ===========

     SUMMARY CURRENT DELINQUENCY INFORMATION. Current delinquency information as of February 1, 1998 with respect to the Accounts is summarized as follows:


                                            AGGREGATE
                                            BALANCES   PERCENTAGE
PAYMENT STATUS                               (000'S)   OF BALANCES
--------------                               -------   -----------
Current..............................     $17,259,291        84.9%
1 to 29 Days.........................     $ 1,520,769         7.5%
30 to 59 Days........................        $594,039         2.9%
60 to 89 Days........................        $350,090         1.7%
90 to 119 Days.......................        $213,732         1.1%
120 to 149 Days......................        $210,967         1.0%
150 to 179 Days......................        $180,532         0.9%
                                          -----------      -------
                                          $20,329,420       100.0%
                                          ===========      =======

                    COMPOSITION AND HISTORICAL PERFORMANCE
                        OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card Portfolio is not concentrated geographically. As of November 30, 1997, the five states with the largest receivables balances were as follows:


                             PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                   OF DISCOVER CARD PORTFOLIO
           STATE                     AS OF NOVEMBER 30, 1997
           -----             ---------------------------------------
           California                        11.3%
           Texas..........                    9.3%
           New York.......                    6.7%
           Florida........                    5.9%
           Illinois.......                    5.0%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card Portfolio as of November 30, 1997.


     CREDIT LIMIT INFORMATION. Credit limit information as of November 30, 1997 with respect to the Discover Card Portfolio is summarized as follows:


                                                               PERCENTAGE
                                                 RECEIVABLES    OF TOTAL
                                                 OUTSTANDING   RECEIVABLES
CREDIT LIMIT                                       (000'S)     OUTSTANDING
------------                                    -------------  -----------
     Less than or equal to $1,000.00.......          $528,792         1.8%
     $1,000.01 to $2,000.00................         4,088,654        13.7%
     $2,000.01 to $3,000.00................         3,927,544        13.2%
     Over $3,000.00........................       $21,207,550        71.3%
                                                -------------  -----------
     Total.................................       $29,752,540       100.0%
                                                =============  ===========

     SEASONING. As of November 30, 1997, 84.5% of the accounts in the Discover Card Portfolio were at least 24 months old. The distribution of the age of accounts in the Discover Card Portfolio as of November 30, 1997 was as follows:


                                          PERCENTAGE   PERCENTAGE
           AGE OF ACCOUNTS                OF ACCOUNTS  OF BALANCES
           ---------------                -----------  -----------
           Less than 12 Months.........          6.6%         5.0%
           12 to 23 Months.............          8.9%         9.3%
           24 to 35 Months.............         11.7%        12.4%
           36 Months and Greater.......         72.8%        73.3%
                                          -----------  -----------
                                               100.0%       100.0%
                                          ===========  ===========

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card Portfolio is summarized as follows:


                                      ELEVEN MONTHS ENDED    YEAR ENDED DECEMBER 31,
                                                           ----------------------------
                                       NOVEMBER 30, 1997     1996      1995      1994
                                      -------------------  --------  --------  --------
Aggregate Monthly Yields (1)
  Excluding Recoveries (2) ......           18.19%          17.72%    16.95%    16.65%
  Including Recoveries (3)........          18.90%          18.20%    17.39%    17.07%

------------------------------------

(1) Monthly Yield is calculated by dividing monthly finance charges billed by beginning monthly balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees, but exclude certain other items, such as annual membership fees, if any, which are included in finance charge receivables for the Trust. Aggregate Monthly Yield is the average of monthly yields annualized for each period shown.

(2) Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to charged-off accounts (other than the proceeds of sales of charged-off accounts that have been removed from the Trust) are included in the Trust and are treated as finance charge collections.


       SUMMARY CURRENT DELINQUENCY INFORMATION. Current delinquency information as of November 30, 1997 with respect to the Discover Card Portfolio is summarized as follows:


                                           AGGREGATE
                                            BALANCES    PERCENTAGE
             PAYMENT STATUS                 (000'S)     OF BALANCES
             --------------               ------------  -----------
             Current...................    $25,546,310        85.8%
             1 to 29 Days..............    $ 2,194,931         7.4%
             30 to 59 Days.............    $   658,518         2.2%
             60 to 89 Days.............    $   466,870         1.6%
             90 to 119 Days............    $   353,093         1.2%
             120 to 149 Days...........    $   294,001         1.0%
             150 to 179 Days...........    $   238,817         0.8%
                                          ------------  -----------
                                           $29,752,540       100.0%
                                          ============  ===========

        SUMMARY HISTORICAL DELINQUENCY INFORMATION. Historical delinquency information with respect to the Discover Card Portfolio is summarized as follows:


               AVERAGE OF ELEVEN MONTHS                           AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------------------------
                ENDED NOVEMBER 30, 1997               1996                         1995                            1994
              ---------------------------  ---------------------------  ---------------------------  ------------------------------
               DELINQUENT                  DELINQUENT                   DELINQUENT                      DELINQUENT
                 AMOUNT                      AMOUNT                       AMOUNT                          AMOUNT
                (000'S)     PERCENTAGE(1)    (000'S)    PERCENTAGE(1)     (000'S)    PERCENTAGE(1)        (000'S)     PERCENTAGE(1)
               ----------   -------------  -----------  --------------  -----------  -------------      ----------    -------------
30-59 Days...  $  743,464       2.6%        $  680,645        2.7%       $  568,382       2.6%           $405,942         2.2%
60-89 Days...  $  432,410       1.5%        $  361,992        1.4%       $  276,821       1.3%           $193,582         1.1%
90-179 Days..  $  803,204       2.8%        $  593,661        2.3%       $  403,134       1.8%           $282,080         1.5%
              -----------       ----       -----------       -----      -----------       ----           --------         ----
  Total......  $1,979,078       6.9%        $1,636,298        6.4%       $1,248,337       5.7%           $881,604         4.8%
              ===========       ====       ===========       =====      ===========       ====           ========         ====

     ------------------------------

     (1) The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period. Delinquent Amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.


        SUMMARY CHARGE-OFF INFORMATION. Charge-off information with respect to the Discover Card Portfolio is summarized as follows:


                                                                ELEVEN MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                                                                     ----------------------------------------
                                                                 NOVEMBER 30, 1997       1996          1995          1994
                                                                -------------------  ------------  ------------  ------------
     Average Receivable Outstanding(1)............                  $28,403,076       $25,542,718   $22,031,829   $18,464,611
     Gross Charge-Offs............................                  $ 1,891,601       $ 1,458,450   $   923,836   $   680,487
     Gross Charge-Offs as a Percentage of
       Average Receivables Outstanding(2).........                      7.27%             5.71%         4.19%         3.69%

     ------------------------------

     (1) Average Receivables Outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     (2) Recoveries with respect to charged-off receivables in the Accounts (other than the proceeds of sales of charged-off accounts that have been removed from the Trust) are property of the Trust and are treated as finance charge collections.


        SUMMARY PAYMENT RATE INFORMATION (1). The monthly rate of payments in the Discover Card Portfolio is summarized as follows:


                                              Eleven Months Ended     Year Ended December 31
                                                                   ----------------------------
                                               November 30, 1997     1996      1995      1994
                                              -------------------  --------  --------  --------
     Average Monthly Payment Rate(2)....            14.51%          15.24%    16.20%    16.65%
     High Monthly Payment Rates.........            16.31%          18.08%    18.97%    17.89%
     Low Monthly Payment Rates..........            12.41%          13.33%    13.67%    15.16%

     ------------------------------

     (1) Monthly Payment Rate is calculated by dividing monthly cardmember remittances by the cardmember receivables balance outstanding as of the beginning of the month.

     (2) Average Monthly Payment Rate for a period is equal to the sum of individual monthly payment rates for the period divided by the number of months in the period.